UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 5, 2013 (January 25, 2013)

Date of report (Date of earliest event reported)

FIRST PLACE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

185 E. Market Street, Warren, OH 44481

(Address of principal executive offices)

(330) 373-1221

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 25, 2013, KPMG LLP (“KPMG”) resigned as First Place Financial Corp.’s (the “Company”) independent registered public accounting firm without stating any reason for the resignation. KPMG had been the Company’s independent registered public accounting firm since KPMG’s appointment by the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) on August 28, 2009. KPMG issued an audit report, dated September 22, 2010, on the consolidated financial statements of the Company as of and for the year ended June 30, 2010. KPMG also issued a report, dated September 22, 2010, on the Company’s internal control over financial reporting as of June 30, 2010. Neither report contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. Following the Company’s subsequent disclosure that its June 30, 2010 consolidated financial statements could no longer be relied upon and the related withdrawal of KPMG’s reports dated September 22, 2010, KPMG has not issued any reports on either the Company’s consolidated financial statements or internal control over financial reporting. During the Company’s two most recent fiscal years and the subsequent interim periods preceding KPMG’s resignation, there has not been any matter that was the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and KPMG.

As previously disclosed by the Company in Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 7, 2010 (as amended), July 13, 2011, and September 21, 2011, the Company announced that its previously issued consolidated financial statements as of and for the fiscal years ended June 30, 2010, June 30, 2009 and June 30, 2008, and its reports on internal control over financial reporting as of June 30, 2010, June 30, 2009 and June 30, 2008, as presented in the Company’s respective Annual Reports on Form 10-K, could no longer be relied upon. In addition, the Company announced that its interim unaudited condensed consolidated financial statements as of and for the quarterly periods, within each of those fiscal years, as presented in the Company’s respective Quarterly Reports on Form 10-Q, could no longer be relied upon.

As of the date of this Current Report on Form 8-K, because the Company has sold substantially all of its assets in the transaction described below and because the Company has no plans to reorganize under the bankruptcy laws, the Company is unable to, (i) file an amendment to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010, and to restate its consolidated financial condition and results of operations as of and for the fiscal years ended June 30, 2010, 2009, and 2008, and the quarterly periods within those years (the “restatement periods”); or (ii) file its Quarterly Reports on Form 10-Q for the periods ended September 30, 2010, December 31, 2010, and March 31, 2011, its Annual Report on Form 10-K for the fiscal year ended June 30, 2011, its Quarterly Reports on Form 10-Q for the periods ended September 30, 2011, December 31, 2011, and March 31, 2012, its Annual Report on Form 10-K for the fiscal year ended June 30, 2012, or its Quarterly Report on Form 10-Q for the quarter ended September 30, 2012.

As previously disclosed, on October 26, 2012, the Company and Talmer Bancorp, Inc., a Michigan corporation (the “Purchaser”) entered into an Asset Purchase Agreement (the “Purchase Agreement”). As contemplated by the Purchase Agreement, the Company filed a voluntary petition (the “Bankruptcy Filing”) under Chapter 11 of the United States Bankruptcy

Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) on October 29, 2012. In connection with the bankruptcy proceeding, the Company and the Purchaser submitted an Amended and Restated Asset Purchase Agreement, dated as of December 14, 2012, by and among the Company and the Purchaser, concerning Purchaser’s proposed acquisition of First Place Bank (the “Amended Purchase Agreement”) for approval by the Bankruptcy Court. On December 14, 2012, the Bankruptcy Court entered an order approving and authorizing the Company to enter into the Amended Purchase Agreement.

As previously disclosed, on January 1, 2013, pursuant to the terms of the Amended Purchase Agreement, the Company completed the sale of substantially all of its assets, including all of the issued and outstanding shares of common stock of the Company’s wholly-owned subsidiaries, First Place Bank and First Place Holdings, Inc., and certain other assets held in the name of the Company but used in the business of First Place Bank, to the Purchaser.

During the Company’s two most recent fiscal years and the subsequent interim periods preceding KPMG’s resignation, two “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K) occurred as discussed below.

The first reportable event, pursuant to Item 304(a)(1)(v)(A) of Regulation S-K, was that KPMG advised the Company that for one or more years under audit by KPMG the Company did not have the internal controls necessary to develop reliable financial statements, including a material weakness in internal controls over financial reporting related to the valuation of the Company’s allowance for loan losses. The material weakness resulted from a number of factors, including but not limited to, deficiencies in the methodology for assessing the allowance for loan losses, errors in the risk grading of loans and an ineffective internal asset review function. The Audit Committee discussed with KPMG the lack of internal controls necessary to develop reliable financial statements.

The second reportable event, pursuant to Item 304(a)(1)(v)(C) of Regulation S-K, occurred when KPMG advised the Company in December 2011 that information reported to KPMG by the Audit Committee required an independent investigation pursuant to Section 10A of the Securities Exchange Act of 1934, as amended, and may: (A) materially impact the fairness or reliability of the financial statements to be issued covering the fiscal periods related to the restatement periods and subsequent periods under audit by KPMG or (B) cause KPMG to be unwilling to rely on management’s representations or be associated with the Company’s financial statements. The Audit Committee directed that an independent investigation of such matters be commenced and discussed this matter with KPMG. At the date of KPMG’s resignation, the Company had not completed its investigation.

A letter from KPMG LLP is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter of KPMG LLP, dated February 5, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: February 5, 2013	By:	/s/ David W. Gifford
David W. Gifford
Chief Financial Officer

Exhibit Index

(d) Exhibits

Exhibit No.	Description
16.1	Letter of KPMG LLP, dated February 5, 2013

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